MUTUAL FUND SERIES TRUST

Catalyst Hedged Insider Buying Fund (the “Fund”)
Class A: STVAX Class C: STVCX Class I:STVIX

December 7, 2016

The information in this Supplement amends certain information contained in the Prospectus and Summary Prospectus for the Fund, each dated November 1, 2016.

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The Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), after careful consideration, has approved the reorganization (the “Reorganization”) of the Fund into the Catalyst Insider Long/Short Fund (the “Insider Long/Short Fund”), which is also a series of the Trust managed by Catalyst Capital Advisor, LLC, the investment adviser of the Fund. The closing of the Reorganization is expected to occur on or after December 28, 2016. A Combined Prospectus/Information Statement will be sent to each shareholder of record of the Fund as of the close of business on December 7, 2016. The Combined Prospectus/Information Statement will describe in greater detail the Reorganization and the reasons that the Reorganization was approved unanimously by the Board of Trustees, including the Independent Trustees.

The Fund and Insider Long/Short Fund have similar, though not identical, investment objectives and principal investment strategies. While the Funds use slightly different investment techniques and allocations at times, both Funds primarily invest in common stocks and options of domestic issuers that have exhibited recent insider buying. We anticipate that the Reorganization will result in benefits to the shareholders of the Fund as discussed more fully in the Combined Prospectus/Information Statement. As a general matter, we believe that after the Reorganization, the Insider Long/Short Fund will provide you with a similar investment objective, and the opportunity to maintain your investment in a hedged strategy on a tax free basis. Although the Insider Long/Short Fund has a higher gross expense ratio, the Board noted that shareholders will benefit by maintaining investment in a hedged strategy on a tax free basis in a fund with historically stronger performance. Additionally, it is expected that shareholders will benefit from the possible operating efficiencies and economies of scale that may result from combining the assets of the Fund with the assets of the Insider Long/Short Fund.

No shareholder approval or action on your part is necessary to effect the reorganization. On the date of the Reorganization, shareholders who own Class A shares of the Fund will receive Class A shares of the Insider Long/Short Fund, shareholders who own Class C shares of the Fund will receive Class C shares of the Insider Long/Short Fund and shareholders who own Class I shares of the Fund will receive Class I shares of the Insider Long/Short Fund. Prior to the reorganization, your Fund will continue to operate as described in its Prospectus and Statement of Additional Information, each dated November 1, 2016, and will continue to accept investments from new and existing shareholders. If you have any questions about the reorganization, please call 1-866-447-4228 (toll free).

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2016, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.